UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
 _______________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported)

June 5, 2019
  _______________________
RealPage, Inc.
(Exact Name of Registrant as Specified in Charter)
  _______________________

Delaware	001-34846	75-2788861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Lakeside Blvd. Richardson, Texas	75082
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 820-3000
  _______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

RealPage, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders on June 5, 2019 (the “2019 Annual Meeting”). At the 2019 Annual Meeting, a total of 87,636,907 shares were represented in person or by proxy and the Company’s stockholders took the following actions:

Proposal One: Election of Directors

Stockholders elected each of the two nominees for Class III director to serve for a term of three years to expire at the 2022 Annual Meeting of Stockholders based on the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Stephen T. Winn	80,044,946	2,442,950	5,149,011
Jason A. Wright	64,545,080	17,942,816	5,149,011

Proposal Two: Ratification of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 based on the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
87,041,062	558,765	37,080	0

Proposal Three: Advisory Approval of Executive Compensation

Stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as set forth in the Company’s proxy statement for its 2019 Annual Meeting of Stockholders by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
81,086,405	1,252,639	148,852	5,149,011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.

By:	/s/ David G. Monk
David G. Monk Executive Vice President, Chief Legal Officer and Secretary
Date: June 11, 2019